UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 9, 2017

Cocrystal Pharma, Inc.
(Exact name of registrant as specified in its charter)

Delaware	000-55158	35-2528215
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1860 Montreal Rd, Tucker, GA	30084
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (770) 892-8800

(Former name or former address, if changed since last report.):

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01            Regulation FD Disclosure

Cocrystal Pharma, Inc. (the “Company”) will be presenting information about the Company’s antiviral therapies to investors in connection with the 35th Annual J.P. Morgan Healthcare Conference taking place in San Francisco, California from January 9-13, 2017. A copy of the presentation is included as an exhibit to this report. In addition, the presentation materials may be accessed on the Company’s website, www.cocrystalpharma.com, by selecting “News,” and then “Presentations.”

Item 9.01             Financial Statements and Exhibits

(d) Exhibits.

Exhibit No.	Exhibit
99.1	Presentation dated January 9, 2017

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Cocrystal Pharma, Inc.

Date: January 9, 2017
By: /s/ Walt A. Linscott
Name: Walt A. Linscott
Title: General Counsel and Secretary